                                                                                EXHIBIT 99.1

For Immediate Release

Talk America Completes Acquisition of Network Telephone

New Hope, PA and Pensacola, FL, - January 3, 2006 - Talk America (NASDAQ:TALK) announced today that it has closed the previously announced acquisition of Network Telephone Corporation, a leading facilities-based communications provider serving business customers in the southeast region.

Ed Meyercord, Chief Executive Officer and President of Talk America, said “This is a great start to 2006. With this new acquisition we will continue to realize growth and immediately strengthen our market share by expanding the combined companies’ product portfolio in the Southeast.” Talk America has already begun the build out of five additional end offices to complement the 21 end offices Network Telephone currently has in the Atlanta market.

Meyercord continued, “The acquisitions of LDMI in July 2005 and Network Telephone open up tremendous opportunities for us to execute our strategic plan as we are now positioned to be the leading alternative to regional incumbent providers in these expanded markets.”

Pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv), Talk America also announced that stock options to purchase an aggregate of 250,000 shares of Talk America common stock were granted today to 21 new employees as an inducement to entering into employment with the company. All such grants were made to non-executive officer employees, 20 of whom were employees of Network Telephone and the other is a new controller for the company, were not made under Talk America’s stockholder-approved plans, are classified as non-qualified stock options, have terms of 10 years from date of grant, vest in three equal installments on each of the first three anniversaries of the date of grant and have an exercise price equal to the closing sale price of Talk America’s common stock on January 3, 2006, the date of grant.

About Talk America

Talk America is a leading competitive communications provider that offers phone services and high speed internet access to both residential and business customers.  Talk America delivers value in the form of savings, simplicity and quality service to its customers through its leading edge network and award-winning back office.

Please Note: Certain of the statements contained herein may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are identified by the use of forward-looking words or phrases, including, but not limited to, "estimates," "expects," "expected," "anticipates," "anticipated," "forecast," "guidance," and "targets". These forward-looking statements are based on our current expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct. Forward-looking statements involve risks and uncertainties and our actual results could differ materially from our expectations. In addition to those factors discussed in the foregoing, important factors that could cause such actual results to differ materially include, among others, our inability to integrate effectively and as anticipated the business of NTC upon the completion of the acquisition, dependence on the availability and functionality of local exchange carriers' networks as they relate to the unbundled network element platform, failure to establish and deploy our own local network as we plan to do or to operate it in a profitable manner, increased price competition for long distance and local services, failure of the marketing of the bundle of local and long distance services and long distance services under our direct marketing channels to a smaller marketing footprint, attrition in the number of end users, failure to manage our collection management systems and credit controls for customers, interruption in our network and information systems, failure to provide adequate customer service, and changes in government policy, regulation and enforcement and/or adverse judicial or administrative interpretations and rulings relating to regulations and enforcement, including, but not limited to, the continued availability of the unbundled network element platform of the local exchange carriers network and unbundled network element pricing methodology.

For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the discussions contained in our Quarterly Report on Form 10-Q filed November 9, 2005, our Annual Report on Form 10-K for the year-ended December 31, 2004, filed on March 16, 2005, as amended by our Form 10-K/A filed March 30, 2005, and any subsequent filings. We undertake no obligation to update our forward-looking statements.

Contact:
Talk America
Jeff Schwartz
215-862-1097
jschwartz@talk.com